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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
               Act of 1934 Date of Report (Date of Earliest Event
                           Reported) November 1, 2002

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                      1-13936                52-1940834
           --------                    ------------             ----------
(State or other Jurisdiction of        (Commission             (IRS Employer
 Incorporation or Organization)        File Number)          Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 7(C).      FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

Exhibit 99.1    Press Release issued by BostonFed Bancorp, Inc. on November 1,
2002.


ITEM 9.         REGULATION FD DISCLOSURE.
                ------------------------

         On November 1, 2002, BostonFed Bancorp, Inc., a Delaware corporation ("BostonFed"), the parent of Boston Federal Savings Bank and Broadway National Bank, announced that its Board of Directors approved its tenth 5% stock repurchase program.

         The press release issued by BostonFed is filed herewith as Exhibit
99.1.

CONFORMED



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BOSTONFED BANCORP, INC.



Dated: November 1, 2002               By:      /s/ David Conley
                                               -------------------------------
                                               Name:  David Conley
                                               Title: Executive Vice President